UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): Friday, 17 July 2015

DBMM GROUP

DIGITAL BRAND MEDIA & MARKETING GROUP, INC.

WWW.DBMMGROUP.COM

DIGITAL BRAND MEDIA & MARKETING GROUP, INC.

 (Exact of registrant as specified in its charter)

Florida    333-85072   59-3666743

State or other jurisdiction of incorporation

Commission File Number

 IRS Employer Identification №.

747 Third Avenue, New York, NY 10017

   10017

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code (646) 722-2706

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8 – Other events, Reverse Stock Split

A 1 – 1,000 Reverse Split of Digital Brand Media & Marketing Group, Inc. (DBMM) will take effect at the open of business on Friday, 17 July 2015. The new symbol will be DBMMD. The “D” will be removed in 20 business days and the symbol will revert back to DBMM. The post-split total shares outstanding (“TSO”) will be 4,414,975.

The Authorized Shares have been reduced by an equal proportion to 10,000,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

16 July 2015

/s/ Linda Perry

By: Linda Perry, Executive Director